EXHIBIT 10.1

                          GENTIVA HEALTH SERVICES, INC.
                           2004 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

Name of Optionee:

# of Shares Subject to Option: xxx shares of common stock, par value $.10
                               ("Shares") of Gentiva Health Services, Inc. (the "Company").

Type of Option:            [Incentive Stock Option or Nonqualified Stock Option]

Exercise Price Per Share:  $xxx

Date of Grant:             ((GrantDate))

Date Exercisable: This option may be exercised to the extent the Shares subject to this option have vested at any time after the Date of Grant.

Vesting Commencement Date: ((VestComDate))

Vesting Schedule:    This option vests with respect to the total number of
                     Shares subject to this option in accordance with the schedule below provided the Optionee's Service with the Company has not terminated prior to the vesting date.

                     [Vesting Dates - ratable or cliff vesting with full vesting 3-6 years after Vesting Commencement Date]

Vesting Accelerator: This option vests with respect to 100% of the Shares subject to this option upon a Change of Control (as defined in the Stock Option Agreement).

Forfeiture:          Unless the Committee shall otherwise provide at the time
                     Service terminates, this option (whether vested or unvested) shall automatically terminate and be forfeited upon the Optionee's termination of Service for Cause (or upon the date Service terminates if Cause exists on such date). This termination and forfeiture shall apply to the extent this option is exercised if Shares have not yet been delivered to the Optionee in respect of such exercise, and the Company shall return to the Optionee the amount of any exercise price paid in respect of such exercise.

Expiration Date:     ((ExpirDate)). This option shall expire sooner than the
                     Expiration Date if the Optionee's Service terminates as described in the Stock Option Agreement unless prior to such date there is a Change of Control, in which case this option shall expire on the Expiration Date.

By signing your name below, you accept this option and acknowledge and agree that this option is granted under and governed by the terms and conditions of Gentiva Health Services, Inc.'s 2004 Equity Incentive Plan and the Stock Option Agreement reference number 001, both of which are hereby made a part of this document.

OPTIONEE:                                                GENTIVA HEALTH SERVICES, INC.

--------------------------------------------      By:    --------------------------------------------


                                                  Title:
                                                         --------------------------------------------

                          GENTIVA HEALTH SERVICES, INC.
                           2004 EQUITY INCENTIVE PLAN
                        NOTICE OF RESTRICTED STOCK AWARD

Name of Grantee:

# of Shares Subject to Award: xxx shares of common stock, par value $.10
                              ("Shares") of Gentiva Health Services, Inc. (the "Company").

Purchase Price Per Share:  $xxx

Date of Grant:             ((GrantDate))

Vesting Commencement Date: ((VestComDate))

VestingSchedule:       Shares subject to this Award shall be subject to a Right
                       of Repurchase which shall lapse (and this Award shall vest) in accordance with the vesting schedule set forth below, provided the Grantee's Service with the Company has not terminated prior to the vesting date.

                       [Vesting Dates - ratable or cliff vesting with full vesting 3-6 years after Vesting Commencement Date]

Vesting Accelerator:   In the event of a Change of Control, the Right of
                       Repurchase shall immediately lapse, and this Award shall immediately vest, with respect to 100% of the Shares subject to this Award.

Transfer Restrictions: Shares granted herein may not be Transferred until the
                       Company's Right of Repurchase lapses as provided herein.

By signing your name below, you accept this award and acknowledge and agree that this award is granted under and governed by the terms and conditions of Gentiva Health Services, Inc.'s 2004 Equity Incentive Plan and the Restricted Stock Award Agreement reference number 001, both of which are hereby made a part of this document.

GRANTEE:                                           GENTIVA HEALTH SERVICES, INC.

                                                   By:
--------------------------------------------              --------------------------------------------

                                                   Title:
                                                          --------------------------------------------

                          Gentiva Health Services, Inc.
                           2004 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT
                                  REFERENCE 001

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in this Agreement and each Notice of Stock Option Grant referencing this Agreement (the "Notice"), the Company grants to the Optionee on the Date of Grant an option to purchase at the Exercise Price a number of Shares, all as set forth in the Notice. Each such Notice, together with this referenced Agreement, shall be a separate option governed by the terms of this Agreement.

(b) Designation of Option. This option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, as provided in the Notice. If this option is designated an Incentive Stock Option in the Notice but the $100,000 annual limitation under Section 422(d) of the Code is exceeded, this option shall be treated as a Nonqualified Stock Option.

(c) Equity Incentive Plan and Defined Terms. This option is granted under and subject to the terms of the Plan, which is incorporated herein by this reference. Capitalized terms are defined in Section 9 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

Subject to the conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the vesting provisions of the Notice.

SECTION 3. TRANSFER OR ASSIGNMENT OF OPTION.

This option shall be exercisable during the Optionee's lifetime, only by the Optionee. This option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) other than by will or the laws of descent and distribution and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The Notice of Exercise shall be signed by the person exercising this option. In the event that this option is being exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under
Section 5 hereof for the full amount of the Purchase Price.

Notwithstanding the foregoing, if the Company contracts with an agent for processing option exercises, the Company or its agent may provide for alternative methods of providing notice of exercise.

(b) Issuance of Common Stock. After receiving a proper notice of exercise and payment, the Company shall cause to be issued the Shares as to which this option has been exercised. Shares may be issued in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

(c) Withholding Requirements. As a condition to the Optionee's exercise of this option, the Company may withhold any tax (or other governmental obligation) arising from the exercise of this option and the Optionee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR SHARES.

(a) Generally. All or part of the Purchase Price may be paid by the Optionee by a certified bank check payable to the order of the Company or its agent, wire transfer or delivery of Shares already owned by the Optionee in an amount equal to the Purchase Price; provided, however, that any Shares delivered shall have been held by the Optionee for at least six (6) months.

(b) Alternative Methods of Payment. At the sole discretion of the Committee, all or any part of the Purchase Price and any applicable withholding requirements may be paid by any alternative method selected by the Committee. The Committee's exercise of its discretion to allow the Optionee to pay the exercise price pursuant to an alternative method shall not bind the Committee to permit such alternative method of payment for the remainder of this option or with respect to any other Option or optionee under the Plan.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. Subject to earlier termination in accordance with subsection (b) below, the exercise period of this option shall expire on the Expiration Date set forth in the Notice.

(b) Termination of Service. If the Optionee's Service terminates for any reason (except as otherwise set forth in the Notice), then this option shall expire on the earliest of the following occasions (or such later date as the Committee may determine):

          (i) The Expiration Date set forth in the Notice;

          (ii) The date ninety (90) days after the termination of the Optionee's Service for any reason other than death, Disability, or Retirement;

          (iii) The date twelve (12) months after the Optionee's death, Disability or Retirement; or

          (iv) The date Optionee's Service is terminated for Cause or if Cause exists on the date of such termination of Service;

provided, however, that in the event of a Change of Control, this option shall expire only on the Expiration Date set forth in the Notice.

The Optionee (or in the case of the Optionee's death or Disability, the Optionee's representative) may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable for vested Shares on or before the date the Optionee's Service terminates. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet vested.

(c) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(d) Notice Concerning Incentive Stock Option Treatment. If this option is designated as an Incentive Stock Option in the Notice, it ceases to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than ninety (90) days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION 7. ADJUSTMENT OF SHARES.

(a) Adjustment Generally. If there shall be any change in the common stock of the Company, through merger, consolidation, reorganization, recapitalization, stock or special one-time cash dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to this Option so that it shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to this Option had the Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.

(b) Modification of Option. In the event of any change or distribution described in Section 7(a) above, in order to prevent dilution or enlargement of the Optionee's rights under this Option, the Committee may adjust, in an equitable manner, the number and kind of Shares that may be issued under this Option, the Exercise Price of this Option, and the Fair Market Value of Shares applicable to this Option. Appropriate adjustments may also be made by the Committee to this Option to reflect such changes or distributions and to modify any other terms of this Option on an equitable basis, including, to the extent applicable, modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to an Option intended to satisfy the requirements of Section 162(m) of the

Code shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a) Rights as a Shareholder. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by (i) filing a notice of exercise, and
(ii) paying the Purchase Price as provided in this Agreement.

(b) No Right to Continued Service. Nothing in the Notice, Agreement or Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notification. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d) Entire Agreement. The Notice, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(f) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Optionee, the Optionee's assigns and the legal representatives, heirs and legatees of the Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be join herein and be bound by the terms hereof.

(g) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

SECTION 9. DEFINITIONS.

(a) "Agreement" shall mean this Stock Option Agreement.

(b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

(c) "Cause" shall mean the following:

     (i)   any conviction or plea of guilty or nolo contendere to a felony,

     (ii)  any act of willful fraud, dishonesty or moral turpitude, or

     (iii) any willful and material breach of any written policy or any confidential or proprietary information, non-compete or non-solicitation covenant for the benefit of the Company.

(d) "Change of Control" shall be deemed to have occurred upon any of the following events:

          (i) Any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company or any subsidiary and other than "permitted holders", as defined below) shall "beneficially own" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, at least twenty-five percent (25%) of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board;

          (ii) Either (A) "current directors", as defined below, shall cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a current director shall mean any member of the Board as of the Effective Date, and any successor of a current director whose election, or nomination for election by the Company's shareholders was approved by at least two-thirds (2/3) of the current directors then on the Board), or (B) at any meeting of the shareholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected;

          (iii) Consummation of (A) a plan of complete liquidation of the Company, or (B) a merger or consolidation of the Company (x) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of common stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for common stock of the subsidiary) or (y) pursuant to which the common stock is converted into cash, securities or other property, except in either case, a consolidation or merger of the Company in which the holders of the common stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

          (iv) The consummation of a sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

For purposes of this Section 9(d), "permitted holders" shall mean Miriam Olsten, Stuart Olsten, and Cheryl Olsten, and each of their spouses, their lineal descendants and their estates and their "affiliates" or "associates" (as defined in Rule 12b-2 of the Exchange Act), collectively, the

"Olsten Stockholders"), so long as the Olsten Stockholders beneficially own 20% or less of the voting power of all classes of the capital stock of the Company entitled to vote generally in the election of the Board.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(f) "Committee" shall means the committee of the Board of Directors responsible for administering the Plan, as described in Section 2(a) of the Plan.

(g) "Company" shall mean Gentiva Health Services, Inc., a Delaware corporation, and any successor thereto.

(h) "Date of Grant" shall mean the date specified in the Notice, which date shall be the later of (i) the date on which the Committee or any person to whom the Committee has duly authorized to make this grant resolved to grant this option or (ii) the first day of the Optionee's Service.

(i) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Committee in its sole discretion.

(j) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(l) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice.

(m) "Fair Market Value" shall mean the amount determined by the Committee as the fair market value of a Share of the common stock of the Company, except that for purposes of settling the amount due in respect of any award in connection with a Change of Control, fair market value shall mean the consideration paid in connection with the Change of Control.

(n) "Incentive Stock Option" shall mean an employee incentive stock option described in Section 422(b) of the Code.

(o) "Nonqualified Stock Option" shall mean a stock option not described in Sections 422(b) of the Code.

(p) "Notice" shall have the meaning described in Section 1(a) of this Agreement.

(q) "Optionee" shall mean the person named in the Notice.

(r) "Parent" shall mean a "parent corporation" as defined in Section 424(e) of the Code.

(s) "Plan" shall mean Gentiva Health Services, Inc.'s 2004 Equity Incentive
Plan.


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

(t) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u) "Retirement" shall mean termination of Service (i) at age 55 or later with ten (10) or more years of Service, (ii) at age 62 or later with five (5) or more years of Service, or (iii) at age 65 or later.

(v) "Service" shall mean service as an Employee. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(w) "Shares" shall mean shares of the common stock of the Company, par value
$.10.

(x) "Subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

                          Gentiva Health Services, Inc.
                           2004 EQUITY INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT
                                  REFERENCE 001

SECTION 1. GRANT OF RESTRICTED STOCK AWARD.

(a) Restricted Stock Award. On the terms and conditions set forth in this Agreement and each Notice of Restricted Stock Award referencing this Agreement (the "Notice"), the Company hereby grants the Grantee the number of shares of common stock (the "Granted Shares"), par value $.10 per share, of the Company at the Purchase Price and under the terms set forth in the Notice. Each such Notice, together with this referenced Agreement, shall be a separate restricted stock award governed by the terms of this Agreement.

(b) Equity Incentive Plan and Defined Terms. This award is granted under and subject to the terms of the Plan, which is incorporated herein by this reference. Capitalized terms are defined in Section 6 of this Agreement.

(c) Duration of this Agreement. This Agreement shall apply to the Shares granted pursuant to this award until the date this award has vested and the Company shall no longer have a Right of Repurchase.

SECTION 2. ISSUANCE OF SHARES

(a) Stock Certificates. Upon payment of the purchase price set forth in the Notice for the Shares (if any), the Company shall cause to be issued a certificate for the Granted Shares representing this award, registered in the name of the Grantee (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship) or to provide such other evidence of ownership (e.g., issuance of Shares on an uncertificated basis) permitted by law.

(b) Shareholder Rights. Until such time as the Company exercises the Right of Repurchase, the Grantee (or any successor in interest) shall have all the rights of a shareholder (including, without limitation, voting, dividend and rights in liquidation) with respect to the Granted Shares, subject, however, to the restrictions of this Agreement.

(c) Escrow. At the Company's option, for so long as Granted Shares are subject to the Right of Repurchase (and, at the Company's election even if the Granted Shares are not subject to the Right of Repurchase), the Company shall cause such certificate or certificates to be deposited in escrow. The Grantee shall deliver to the Company a duly-executed blank Stock Power (in the form attached hereto as Exhibit A). All regular cash dividends paid on Granted Shares shall also be held in escrow and shall be paid at such time as the Granted Shares to which the dividends related are released. Granted Shares together with any other assets or securities related thereto and held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase, or (ii) released to the

Grantee upon the Grantee's request to the extent the Granted Shares are not Restricted Shares (but not more frequently than once every six (6) months). In any event, following termination of Grantee's Service, all Granted Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within sixty (60) days after such Granted Shares cease to be Restricted Shares. At the Company's option any new, substituted or additional securities or other property described in Section 3(e) below shall be immediately delivered to the Company to be held in escrow, but only to the extent the related Shares are at the time Restricted Shares or such related Shares are also held in escrow.

(d) Section 83(b) Election. Section 83 of the Code provides that the Grantee is not subject to federal income tax until the Right of Repurchase with respect to the Granted Shares lapses. If the Grantee chooses, the Grantee may make an election under Section 83(b) of the Code, which would cause the Grantee to recognize income in the amount of the excess (if any) of the Fair Market Value of the award (determined as of the date of the award) over the Purchase Price (if any) will be subject to federal income tax. If the Grantee desires to make a
Section 83(b) election, Grantee must file a Section 83(b) election with the Internal Revenue Service within thirty (30) days after the date of this award - even if no tax is required to be paid because the Fair Market Value of the Restricted Shares on the date of the award equals the Purchase Price paid or equals $0. The form for making a Section 83(b) election is attached as Exhibit
B. The Grantee acknowledges that it is the Grantee's sole responsibility to timely file the Section 83(b) election and that failure to file a Section 83(b) election within the applicable thirty (30) day period may result in the recognition of ordinary income when the Right of Repurchase lapses.

(e) Withholding Requirements. As a condition to the grant of this award, the Company may withhold any tax (or other governmental obligation) arising from the grant of this award, the filing of a Section 83(b) election, or the lapse of the Right of Repurchase and the Grantee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements.

SECTION 3. RIGHT OF REPURCHASE.

(a) Right of Repurchase. Unless the Granted Shares have become vested in accordance with the terms of the Notice, the Granted Shares initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company upon termination of employment. The Grantee shall not Transfer any Restricted Shares, and any such Transfer shall be null and void ab initio.

(b) Exercise Notice. In the event the Company wishes to exercise its Right of Repurchase, the Company shall provide the Grantee with thirty (30) days prior written notice of its intent to exercise its right. A sample Right of Repurchase Exercise Notice is attached hereto as Exhibit C. Such notice shall contain the price per Share which shall be the repurchase price, described in Subsection (d) below, and all other terms and conditions of the offer (including, without limitation, the proposed consummation date of the repurchase). The repurchase price shall be paid in cash or by check.

(c) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Shares in accordance with the vesting schedule described in the Notice.

(d) Repurchase Price. If the Company exercises the Right of Repurchase, it shall pay the Grantee an amount for each of the Restricted Shares equal to the lower of (i) Fair Market Value for each share or (ii) the Purchase Price.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such event distributed with respect to any Shares subject to this Section 3 or into which such Shares thereby become convertible shall immediately be subject to this Section 3.

(f) Termination of Rights as Shareholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 4. ADJUSTMENT OF SHARES.

(a) Adjustment Generally. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, to prevent dilution or enlargement of the Grantee's rights under the Plan, shall determine whether and the extent to which it should substitute or adjust, as applicable, the number and kind of Shares.

(b) Modification of Award. In the event of any change or distribution described in subsection (a) above, the Committee may modify this award to effect the adjustment permitted pursuant to subsection (a) above; provided, however, that no such modification shall materially and adversely affect the Grantee's rights under this award without the Grantee's written consent.

SECTION 5. MISCELLANEOUS PROVISIONS.

(a) No Right to Continued Service. Nothing in the Notice, Agreement or Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent corporation or subsidiary corporation employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(b) Notification. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.

(c) Entire Agreement. The Notice, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(d) Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(e) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Grantee, the Grantee's assigns and the legal representatives, heirs and legatees of the Grantee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be join herein and be bound by the terms hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws)

SECTION 6. DEFINITIONS.

(a) "Agreement" shall mean this Restricted Stock Agreement.

(b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

(c) "Cause" shall mean the following:

          (i) any conviction or plea of guilty or nolo contendere to a felony,

          (ii) any act of willful fraud, dishonesty or moral turpitude, or

          (iii) any willful and material breach of any written policy or any confidential or proprietary information, non-compete or non-solicitation covenant for the benefit of the Company.

(d) "Change of Control" shall be deemed to have occurred upon any of the following events:

          (i) Any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company or any subsidiary and other than "permitted holders", as defined below) shall "beneficially own" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, at least twenty-five percent (25%) of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board;

          (ii) Either (A) "current directors", as defined below, shall cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a current director shall mean any member of the Board as of the Effective Date, and any successor of a current director whose election, or nomination for election by the Company's shareholders was approved by at least two-thirds (2/3) of the current directors then on the Board), or (B) at any meeting of the shareholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected;

          (iii) Consummation of (A) a plan of complete liquidation of the Company, or (B) a merger or consolidation of the Company (x) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of common stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for common stock of the subsidiary) or (y) pursuant to which the common stock is converted into cash, securities or other property, except in either case, a consolidation or merger of the Company in which the holders of the common stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

          (iv) The consummation of a sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

For purposes of this Section 6(d), "permitted holders" shall mean Miriam Olsten, Stuart Olsten, and Cheryl Olsten, and each of their spouses, their lineal descendants and their estates and their "affiliates" or "associates" (as defined in Rule 12b-2 of the Exchange Act), collectively, the "Olsten Stockholders"), so long as the Olsten Stockholders beneficially own 20% or less of the voting power of all classes of the capital stock of the Company entitled to vote generally in the election of the Board.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(f) "Committee" shall means the committee of the Board of Directors responsible for administering the Plan, as described in Section 2(a) of the Plan.

(g) "Company" shall mean Gentiva Health Services, Inc., a Delaware corporation, and any successor thereto.

(h) "Date of Grant" shall mean the date specified in the Notice, which date shall be the later of (i) the date on which the Committee, or any person to whom the Committee has duly authorized to make this grant, resolved to grant the Granted Shares or (ii) the first day of the Grantee's Service.

(i) "Disability" shall mean that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Committee in its sole discretion.

(j) "Employee" shall mean any individual who is a common-law employee of the Company or any subsidiary.

(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" shall mean fair market value shall mean the amount determined by the Committee as the fair market value of the common stock of the Company, except that for purposes of settling the amount due in respect of any award in connection with a Change of Control, fair market value shall mean the consideration paid in connection with the Change of Control.

(m) "Granted Shares" shall have the meaning described in Section 1(a) of this Agreement.

(n) "Grantee" shall mean the person named in the Notice.

(o) "Notice" shall have the meaning described in Section 1(a) of this Agreement.

(p) "Plan" shall mean Gentiva Health Services, Inc.'s 2004 Equity Incentive
Plan.

(q) "Restricted Share" shall mean a Share that is subject to a Right of Repurchase.

(r) "Right of Repurchase" shall mean the Company's right of repurchase described in Section 3 of this Agreement.

(s) "Service" shall mean service as an Employee. For any purpose under this Agreement, Service shall be deemed to continue while the Grantee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(t) "Share" shall mean one share of common stock of the Company, par value $.10.

(u) "Transfer" shall mean, with respect to any Share, any sale, assignment, transfer, alienation, conveyance, gift, bequest by will or under intestacy laws, pledge, lien, encumbrance or other disposition, with or without consideration, of all or part of such Share, or of any beneficial interest therein, now or hereafter owned by the Grantee.

                                    EXHIBIT A

                                   STOCK POWER

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto Gentiva Health Services, Inc. (the "Company"), _________________ (_____) shares of the common stock, par value $.10 per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint ________________________ his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.

Dated:  __________________          Signature: _________________________________

                                    Print Name and Mailing Address

                                    ------------------------------------------

                                    ------------------------------------------

                                    ------------------------------------------

Instructions: Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Repurchase Right without requiring additional signatures on your part.

                                    EXHIBIT B

                             SECTION 83(B) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name:           ___________________________________________________________

     Address:        ___________________________________________________________


                     ___________________________________________________________

     Social Security Number:  __________________________________________________

(2) The property with respect to which the election is being made is _________ shares of the common stock, par value $.10 per share, of Gentiva Health Services, Inc. (the "Granted Shares").

(3)  The property was issued on _________________.

(4)  The taxable year in which the election is being made is the calendar year
     ___________.

(5) The property is subject to a right of repurchase pursuant to which the issuer has the right to acquire the property at the lower of fair market value or the original purchase price paid for such property.

(6)  The issuer's repurchase right lapses upon the vesting of the Granted
     Shares.

(7) The property may not be transferred by the taxpayer until the right of repurchase lapses.

(8) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___________ per share.

(9)  The amount paid for such property is $__________ per share.

(10) A copy of this statement was furnished to Gentiva Health Services, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(11) This statement is executed on __________________________________.

-------------------------------------   -------------------------------------
Spouse (if any)                         Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Notice of Restricted Stock Award. This filing should be made by registered or certified mail, return receipt requested. You should retain two (2) copies of the completed form for filing with your Federal and state tax returns for the current tax year and an additional copy for your records.

                                    EXHIBIT C

                               RIGHT OF REPURCHASE
                                 EXERCISE NOTICE


                                                    [Date]


Re:  Exercise of Right of Repurchase

Dear Grantee:

The Company wishes to exercise its Right of Repurchase under the Gentiva Health Services, Inc.'s 2004 Equity Incentive Plan (the "Plan") and buy back from you shares of common stock of the Company granted to you pursuant to the Plan under the terms described below:

----------------------------------------------------------------------------------------------------------------------
     Date of Grant            Shares to Be          FMV of One Share      Purchase Price per      Repurchase Price
                               Repurchased                                     Share
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                         Total
----------------------------------------------------------------------------------------------------------------------

Other Terms

Shares shall be repurchased on [insert date]. The Company shall pay the repurchase price to you by delivery of payment by check on or within two (2) days following such date. Once the payment is made available to you, you shall no longer be considered a shareholder with respect to those shares.

                                      * * *

Should you have any additional questions, please contact [insert contact person and contact information].


                                                    Very truly yours,